AMERICAN CENTURY MUTUAL FUNDS, INC.

                              PROSPECTUS SUPPLEMENT

                           Select * Heritage * Growth
                                  Ultra * Vista
              Investor Class * Institutional Class * Advisor Class

                          SUPPLEMENT DATED JULY 20, 1998
            Prospectus dated March 1, 1998 (revised March 13, 1998)

The following paragraphs are added under the heading "Management" found on page 26 of the Investor Class Prospectus, page 30 of the Institutional Class Prospectus and page 26 of the Advisor Class Prospectus.

   RICHARD S. WELSH, Portfolio Manager, joined American Century in August 1994 as an Equity Research Analyst and was promoted to Investment Analyst in January 1997. In May 1998, he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Welsh served as Equity Research Analyst for Brown Brothers Harriman & Company. He is a member of the team that manages Select.

   GREGORY J. WOODHAMS, Portfolio Manager, joined American Century in September 1997 as an Investment Analyst. In May 1998, he was promoted to Portfolio Manager. Prior to joining American Century, Mr. Woodhams served as Vice President and Director of Equity Research for Texas Commerce Bank, a subsidiary of Chase Manhattan Bank. He is a member of the team that manages Growth.

The following new section is added after the section "Transfer and Administrative Services" found on page 28 of the Investor Class Prospectus, page 31 of the Institutional Class Prospectus and page 27 of the Advisor Class Prospectus.

YEAR 2000 ISSUES

   Many of the world's computer systems currently cannot properly recognize or process date-sensitive information relating to the Year 2000 and beyond. The funds and the manager depend upon the computer systems of various service providers, including the transfer agent, for their day-to-day operations. Inadequate remediation of the Year 2000 problem by these service providers and others with whom they interact could have an adverse effect on the funds' operations, including pricing, securities trading and settlement, and the provision of shareholder services.

   The transfer agent, in cooperation with the manager, has assembled a team of information technology professionals who are taking steps to address Year 2000 issues with respect to its own computers and to obtain satisfactory assurances that comparable steps are being taken by the funds' and the manager's other major service providers and vendors. The key phases of the remediation plan include: an inventory of all internal systems, vendor products and services and data providers (substantially completed in 1997); an assessment of all systems for date reliance and the impact of the century rollover on each (substantially completed with respect to critical systems in early 1998); and the renovation and testing of affected systems (targeted for completion with respect to critical systems by the end of 1998). The manager will pay for the remediation effort with revenues from its management fee, so that the funds will not directly bear any of the cost.

   In light of these remediation efforts, the funds do not anticipate a material adverse impact on their business or operations. However, there can be no assurance that the remediation plan will be sufficient and timely or that interaction with other noncomplying computer systems will not have a material adverse effect on the funds' business, operations or financial condition.

   In addition, the issuers of the securities in which the funds invest may have Year 2000 computer problems. Although the media and various regulatory agencies have focused a great deal of attention on the need for issuers to assess and remediate these problems, their failure to do so could hurt the funds' performance.


                                                 [american century logo(reg.sm)]
                                                            American
                                                         Century(reg.tm)


                                                                 P.O. Box 419200
                                                           Kansas City, Missouri
                                                                      64141-6200
                                                  1-800-345-2021 or 816-531-5575


SH-SPL-13453  9807